UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2015 (May 6, 2015)

FREESCALE SEMICONDUCTOR, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35184	98-0522138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	At the Annual General Meeting of Freescale Semiconductor, Ltd. (the “Company”) Shareholders held on May 6, 2015 (the “Annual Meeting”), shareholders approved the Amended and Restated Freescale Semiconductor, Inc. 2011 Incentive Plan (the “Amended and Restated Plan”). A description of the material terms of the Amended and Restated Plan was provided in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2015 (the “Annual Proxy”) and incorporated by reference herein. The description of the Amended and Restated Plan in the Annual Proxy is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is filed as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

All of the Company’s proposals were approved by shareholders at the Annual Meeting. The final voting results for the proposals are set forth below.

1.	All nominees for election to the Board were elected to serve until their term expires at the 2016 annual general meeting of the Company, or until their appointment is terminated in accordance with our bye-laws, based on the following votes:

	For	Withheld	Broker Non- Votes
Krishnan Balasubramanian	286,658,422	5,791,043	5,344,812
Chinh E. Chu	254,898,295	37,551,170	5,344,812
D. Mark Durcan	286,261,594	6,187,871	5,344,812
Daniel J. Heneghan	286,542,744	5,906,721	5,344,812
Thomas H. Lister	268,293,480	24,155,985	5,344,812
Gregg A. Lowe	268,554,698	23,894,767	5,344,812
Joanne M. Maguire	286,661,423	5,788,042	5,344,812
John W. Marren	254,684,943	37,764,522	5,344,812
James A. Quella	268,182,616	24,266,849	5,344,812
Peter Smitham	254,686,333	37,763,132	5,344,812
Gregory L. Summe	286,093,015	6,356,450	5,344,812
Claudius E. Watts IV	259,497,259	32,952,206	5,344,812

2.	The proposal to appoint KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015, and authorize the Audit and Legal Committee of the Board to determine the independent auditors’ fees was approved based upon the following votes:

For	Against	Abstain
297,664,402	126,008	3,867

3.	The proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, was approved based upon the following votes:

For	Against	Abstain	Broker Non- Votes
284,231,562	8,200,687	17,216	5,344,812

4.	The proposal to approve the Amended and Restated Freescale Semiconductor, Inc. 2011 Incentive Plan, which amends and restates the existing 2011 Incentive Plan to permit the grant of performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and make certain other clarifying changes and updates:

For	Against	Abstain	Broker Non- Votes
265,597,247	26,844,710	7,508	5,344,812

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Freescale Semiconductor, Inc. 2011 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, LTD.

By:	/s/ Dathan C. Voelter
Name:	Dathan C. Voelter
Title:	Assistant Secretary

Date: May 11, 2015

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated Freescale Semiconductor, Inc. 2011 Incentive Plan